Accounting Policies, by Policy (Policies)	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Basis of Consolidation

Basis of Consolidation. The consolidated financial statements include the accounts of the Tattooed Chef and its subsidiaries in which Tattooed Chef has a controlling interest directly or indirectly, and variable interest entities for which Tattooed Chef is the primary beneficiary. All intercompany accounts and transactions have been eliminated in consolidation.

Basis of Presentation

Basis of Presentation. These accompanying consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”) and in accordance with generally accepted accounting principles in the United States of America (“GAAP”).

The Transaction (Note 3) was accounted for as a reverse recapitalization in accordance with GAAP (the “Reverse Recapitalization”). Under this method, Forum was treated as the “acquired” company (“Accounting Acquiree”) and Myjojo (Delaware), the accounting acquirer, was assumed to have issued stock for the net assets of Forum, accompanied by a recapitalization.

The net assets of Forum are stated at historical cost, with no goodwill or other intangible assets recorded. The consolidated assets, liabilities and results of operations prior to the reverse recapitalization are those of Myjojo (Delaware). The shares and corresponding capital amounts and earnings per share available for common stockholders, prior to the reverse recapitalization, have been retroactively restated.

Revision of Previously Issued Financial Statements

Revision of Previously Issued Financial Statements for Correction of Immaterial Errors. The Company revised the accompanying consolidated statements of income and comprehensive income for the periods ended March 31, June 30, and September 30, 2020 and 2019 and the year ended December 31, 2019 to reflect the correction of an immaterial error for amounts previously not reflected in the comprehensive income attributable to NCI. This revision has no impact on the Company’s net income, retained earnings, or earnings per share.

Revised Consolidated Statements of Income and Comprehensive Income (Loss)	As Previously Reported	Adjustment	As Revised
Three months ended March 31, 2019
Comprehensive income	$1,696	-	$1,696
Less: income (loss) attributable to the noncontrolling interest	4	177	181
Comprehensive income attributable to Tattooed Chef, Inc. stockholders	$1,692	(177)	$1,515

Three months ended June 30, 2019
Comprehensive income	$(132)	-	$(132)
Less: income (loss) attributable to the noncontrolling interest	1	3	4
Comprehensive (loss) attributable to Tattooed Chef, Inc. stockholders	$(133)	(3)	$(136)

Six months ended June 30, 2019
Comprehensive income	$1,564	-	$1,564
Less: income (loss) attributable to the noncontrolling interest	5	180	185
Comprehensive income attributable to Tattooed Chef, Inc. stockholders	$1,559	(180)	$1,379

Three months ended September 30, 2019
Comprehensive income	$1,647	-	$1,647
Less: income (loss) attributable to the noncontrolling interest	(4)	352	348
Comprehensive income attributable to Tattooed Chef, Inc. stockholders	$1,651	(352)	$1,299

Nine months ended September 30, 2019
Comprehensive income	$3,211	-	$3,211
Less: income (loss) attributable to the noncontrolling interest	1	532	533
Comprehensive income attributable to Tattooed Chef, Inc. stockholders	$3,210	(532)	$2,678

Twelve months ended December 31, 2019
Comprehensive income	$5,434	-	$5,434
Less: income (loss) attributable to the noncontrolling interest	7	1,082	1,089
Comprehensive income attributable to Tattooed Chef, Inc. stockholders	$5,427	(1,082)	$4,345

Three months ended March 31, 2020
Comprehensive income	$5,547	-	$5,547
Less: income (loss) attributable to the noncontrolling interest	(11)	1,022	1,011
Comprehensive income attributable to Tattooed Chef, Inc. stockholders	$5,558	(1,000)	$4,536

Three months ended June 30, 2020
Comprehensive income	$1,990	-	$1,990
Less: income (loss) attributable to the noncontrolling interest	45	339	384
Comprehensive income attributable to Tattooed Chef, Inc. stockholders	$1,945	(339)	$1,606

Six months ended June 30, 2020
Comprehensive income	$7,537	-	$7,537
Less: income (loss) attributable to the noncontrolling interest	34	1,361	1,395
Comprehensive income attributable to Tattooed Chef, Inc. stockholders	$7,503	(1,361)	$6,142

Three months ended September 30, 2020
Comprehensive income	$(3,844)	-	$(3,844)
Less: income (loss) attributable to the noncontrolling interest	57	(160)	(103)
Comprehensive (loss) attributable to Tattooed Chef, Inc. stockholders	$(3,901)	160	$(3,741)

Nine months ended September 30, 2020
Comprehensive income	$3,693	-	$3,693
Less: income (loss) attributable to the noncontrolling interest	91	1,201	1,292
Comprehensive income attributable to Tattooed Chef, Inc. stockholders	$3,602	(1,201)	$2,401

Immaterial reclasses were also made on the Company’s statement of cash flows to reflect the impact of exchange rate on cash for the year ended December 31, 2019.

Reclassifications

Reclassifications. Certain prior period reclassifications were made to conform with the current period presentation. These reclassifications had no effect on reported income and comprehensive income, cash flows, total assets, or stockholders’ equity as previously reported.

Cash	Cash. The Company’s cash may be in excess of amounts insured by the Federal Deposit Insurance Corporation. The Company has not experienced any losses in these accounts.
Foreign Currency

Foreign Currency. The Company’s functional currency is the United States dollar for its U.S. entities. Ittella Italy’s functional currency is the Euro. Transactions in currency other than the functional currency are recognized at the rates of exchange prevailing at the dates of the transaction. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency of each entity are included in the results of operations in income from operations as incurred.

The accompanying consolidated financial statements are expressed in United States dollars. Assets and liabilities of foreign operations are translated at period-end rates of exchange. Revenues, costs and expenses are translated at average rates of exchange prevailing during the period. Equity adjustments resulting from translating foreign currency financial statements are accumulated as a separate component of stockholders’ equity.

The Company conducts business globally and is therefore exposed to adverse movements in foreign currency exchange rates, specifically the Euro to US dollar. To limit the exposure related to foreign currency changes, the Company entered into foreign currency exchange forward contracts starting in 2020. The Company does not enter into contracts for speculative purposes.

In July 2020, the Company entered into a trading facility for derivative forward contracts. Under this facility, the Company has access to open foreign exchange forward contract instruments to purchase a specific amount of funds in Euros and to settle, on an agreed-upon future date, in a corresponding amount of funds in United States dollars.

These derivatives are not designated as hedging instruments. Gains and losses on the contracts are included in other income net, and substantially offset foreign exchange gains and losses from the short-term effects of foreign currency fluctuations on assets and liabilities, such as inventory purchases, receivables and payables, of which are denominated in currencies other than the functional currency of the reporting entity. These derivative instruments generally have maturities of up to nine months.

During the years ended December 31, 2020 and 2019, the Company entered into foreign currency exchange forward contracts to purchase 67.79 million Euros and 0 Euros, respectively. The notional amounts of these derivatives are $79.21 million and $0 for the years ended December 31, 2020 and 2019, respectively.

Accounts Receivable

Accounts Receivable. Trade receivables are customer obligations due under normal trade terms requiring payment generally within 7 to 45 days from the invoice date. The Company’s allowance for doubtful receivables is based on an analysis that estimates the amount of its total customer receivable balance that is not collectible. This analysis includes assessing a default probability to customers’ receivable balances, which is influenced by several factors, including (i) current market conditions, (ii) periodic review of customer credit worthiness, and (iii) review of customer receivable aging and payment trends.

Inventory

Inventory. Inventory consists of raw materials and packaging materials, work in process and finished goods. Inventories are carried at the lower of cost or net realizable value on a weighted average basis. Inventory is initially measured at cost and consists of the sum of the applicable expenditures and charges directly and indirectly incurred to bring products to their existing condition and location. These costs can include purchase costs and any other charges necessary to prepare the items for production. For work in process and finished goods, these costs normally include those incurred directly or indirectly in the production of inventory (i.e., direct labor and production overheads or conversion costs), and other expenses (i.e., inbound freight, transportation and handling charges, taxes and duties).

Overhead costs are allocated to the units produced within the reporting period, while abnormal costs are charged to current operations as incurred. The Company monitors the remaining utility of its inventory and writes down inventory for excess or obsolescence as appropriate.

Property, Plant and Equipment

Property, Plant and Equipment. Property, plant and equipment is stated at cost less accumulated depreciation and amortization. Depreciation and amortization of property, plant and equipment is calculated using the straight-line method over a period considered adequate to amortize the total cost over the useful lives of the assets, which range from 5 to 7 years for machinery and equipment, 5 to 7 years for furniture and fixtures, 20 to 25 years for buildings, and 3 to 5 years for computer equipment. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the improvements. Repairs and maintenance are expensed as incurred. Renewals and enhancements are capitalized and depreciated over the remaining life of the specific property unit. When the Company retires or disposes of property, plant or equipment, the cost and accumulated depreciation are removed from the Company’s accounts and any resulting gain or loss is reflected in the consolidated statements of income and comprehensive income (loss).

Long-Lived Assets

Long-Lived Assets. Long-lived assets are reviewed for impairment at the asset group level whenever events or changes in circumstances indicate that the carrying amount of such asset group may not be recoverable. Recoverability of assets within an asset group to be held and used is measured by a comparison of the carrying amount of an asset group to the future undiscounted net cash flows expected to be generated by the asset group. If such asset groups are considered to be impaired, the impairment to be recognized is based upon their fair value. No impairment was recorded during the years ended December 31, 2020 and 2019.

Fair Value of Financial Instruments

Fair Value of Financial Instruments. Certain assets and liabilities are required to be recorded at fair value on a recurring basis. Fair value is determined based on the exchange price that would be received for an asset or transferred for a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants. The carrying amounts of cash, accounts receivables, accounts payable and certain notes payable approximate fair value because of the short maturity and/or variable rates associated with these instruments. Long-term debt as of December 31, 2020 and 2019 approximates its fair value as the interest rates are indexed to market rates. The Company categorizes the inputs to the fair value measurements into three levels based on the lowest level input that is significant to the fair value measurement in its entirety. These levels are:

Level 1	-	Inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company is able to access at the measurement date.

Level 2	-	Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, and can reference interest rates, yield curves, implied volatilities and credit spreads.

Level 3	-	Inputs are unobservable data points for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

Revenue Recognition

Revenue Recognition. The Company recognizes revenue in accordance with Accounting Standards Codification (“ASC”) Topic 606. The Company’s principal business is the manufacturing of plant-based foods including, but not limited to, acai and smoothie bowls, zucchini spirals, riced cauliflower, vegetable bowls and cauliflower crust pizza primarily in the United States and Italy. Revenue recognition is determined by (a) identifying the contract, or contracts, with a customer; (b) identifying the performance obligation in each contract; (c) determining the transaction price; and (d) allocating the transaction price to the performance obligation in each contract; and (e) recognizing revenue when, or as, the Company satisfies performance obligations by transferring the promised goods or services. Each unit of product delivered is determined as a separate performance obligation and in the event there are more than one unit of a product ordered, there will be multiple performance obligations satisfied under the same contract. When control of the promised products and services are transferred to the Company’s customers, the Company recognizes revenue in the amount that reflects the consideration the Company expects to receive in exchange for these products and services.

Control generally transfers to the customer when the product is shipped or delivered to the customer based upon applicable shipping terms. Customer contracts generally do include more than one performance obligation and the performance obligations in the Company’s contracts are satisfied within one year. No payment terms beyond one year are granted at contract inception.

The Company disaggregates revenue based on the type of products sold to its customers – private label, Tattooed Chef and other. The other revenue stream constitutes sale of similar food products directly to customers through a third-party vendor and the Company acts as a principal in these transactions.

Most contracts also include some form of variable consideration. The most common forms of variable consideration include discounts and demonstration costs. Variable consideration is treated as a reduction in revenue when product revenue is recognized. Depending on the specific type of variable consideration, the Company uses either the expected value or most likely amount method to determine the variable consideration. The Company reviews and updates its estimates and related accruals of variable consideration each period based on the terms of the agreements, historical experience, and any recent changes in the market.

The Company does not have significant unbilled receivable balances arising from transactions with customers. The Company does not capitalize contract inception costs, as contracts are one year or less and the Company does not incur significant fulfillment costs requiring capitalization. The Company’s deferred revenue balance is primarily compromised of customer arrangements with shipping terms as FOB destination that have been shipped but not yet received by the customer as of year-end. Deferred revenue was $1.71 million and $0 as of December 31, 2020 and 2019, respectively.

The Company recognizes shipping and handling costs related to products transferred to the end customer as fulfillment cost and includes these costs in cost of goods sold upon delivery of the product to the customer. Shipping and handling costs related to transfers between the Company’s locations of operations are recognized as part of general and administrative expenses.

Sales and Marketing Expenses

Sales and Marketing Expenses. The Company expenses costs associated with sales and marketing as incurred. Sales and marketing expenses were $1.80 million and $0.17 million for the years ended December 31, 2020 and 2019, respectively, and are included in operating expenses in the consolidated statements of income and comprehensive income (loss).

Interest Expense	Interest Expense. Interest expense includes interest primarily related to the amortization of deferred financing costs, the Company’s notes payable and line of credit.
Deferred Financing Costs

Deferred Financing Costs. Deferred financing costs include fees associated with the Company’s line of credit agreement. Such fees are amortized on a straight-line basis over the term of the related line of credit agreement as a component of interest expense, which approximates the effective interest rate method, in accordance with the terms of the agreement. Deferred financing costs, net were $0 million and $0.05 million at December 31, 2020 and December 31, 2019, respectively, and are recorded as a component of other assets in the accompanying consolidated balance sheets. Amortization expense of deferred financing costs were $0.02 million and $0.03 million in the years ended December 31, 2020 and 2019, respectively.

Stock-based Compensation

Stock-based Compensation. The Company measures compensation expense for stock options and other stock awards in accordance with ASC 718, Compensation — Stock Compensation. Stock-based compensation is measured at fair value on grant date and recognized as compensation expense over the requisite service period. The Company accounts for forfeitures when they occur. Generally, the Company issues stock options and other stock awards to employees with service-based and/or performance-based vesting conditions. For awards with only service-based vesting conditions, the Company records compensation cost for these awards using the straight-line method. For awards with performance-based vesting conditions, the Company recognizes compensation cost on a tranche-by-tranche basis (the accelerated attribution method) over the expected service period.

Under the provisions of ASC 505-50, Equity-Based Payments to Non-Employees, the Company measures stock-based awards granted to non-employees based on the fair value of the award on the date on which the related service is completed. Compensation expense is recognized over the period during which services are rendered by non-employees until service is completed. At the end of each financial reporting period, for share based payments issued in lieu of cash prior to completion of the service, the fair value of these awards is remeasured using the then-current fair value of the Company’s common stock.

Income Taxes

Income Taxes. As part of the process of preparing its consolidated financial statements, the Company is required to estimate its provision for income taxes in each of the tax jurisdictions in which it conducts business, in accordance with the Income Tax Topic 740 of the ASC (“ASC 740”). The Company computes its annual tax rate based on the statutory tax rates and tax planning opportunities available to it in the various jurisdictions in which it earns income. Income taxes are accounted for using an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined based on the differences between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. A valuation allowance is provided when it is more likely than not that some portion or all of the net deferred tax assets will not be realized. The factors used to assess the likelihood of realization include the Company’s forecast of the reversal of temporary differences, future taxable income, and available tax planning strategies that could be implemented to realize the net deferred tax assets. Failure to achieve forecasted taxable income in applicable tax jurisdictions could affect the ultimate realization of deferred tax assets and could result in an increase in the Company’s effective tax rate on future earnings. Based on our assessment, it appears more likely than not that the net deferred tax assets will be realized through future taxable income.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must first be determined to be more likely to be sustained based solely on its technical merits, and if so, then measured to be the largest benefit that has a greater than 50% likelihood of being sustained upon examination by taxing authorities. There were no unrecognized tax benefits as of December 31, 2020. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties as of December 31, 2020. The Company is currently not aware of any issues under review that could result in significant payment, accruals, or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception. See Note 14 for more information on the Company’s accounting for income taxes.

Accumulated Other Comprehensive Loss

Accumulated Other Comprehensive Loss. Accumulated other comprehensive loss is defined as the change in equity resulting from transactions from non-owner sources. Other comprehensive income consisted of gains and losses associated with changes in foreign currency as a result of the translation of the financial results of the Company’s Italian subsidiary.

Use of Estimates

Use of Estimates. The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Concentrations of Credit Risk

Concentrations of Credit Risk. The Company grants credit, generally without collateral, to customers primarily in the United States. Consequently, the Company is subject to potential credit risk related to changes in business and economic factors in this geographical area. Three customers accounted for 88% of the Company’s revenue during the year ended December 31, 2020. Five customers accounted for more than 95% of the Company’s revenue during the year ended December 31, 2019. No external suppliers accounted for more than 10% of the Company’s cost of goods sold during the years ended December 31, 2020 and 2019, respectively.

Customers accounting for more than 10% of the Company’s accounts receivable as of December 31, 2020 and 2019 were:

Segment Information

Segment Information. The Company manages its operations on a company-wide basis as one operating segment, thereby making determinations as to the allocation of resources to the business as a whole rather than on a segment-level basis. Operating segments are identified as components of an enterprise about which separate discrete financial information is available for evaluation by the Chief Operating Decision Maker (“CODM”) in making decisions regarding resource allocation and assessing performance. The Company has determined that its Chief Executive Officer is the CODM. To date, the Company’s CODM has made such decisions and assessed performance at the Company-level.

All of the Company’s products are sold from the United States to customers.

Long-lived assets consist of net property, plant and equipment and other non-current assets. The geographic location of long-lived assets is as follows:

Long Lived Assets (in thousands)	December 31, 2020	December 31, 2019
Italy	$9,113	$2,292
United States	6,970	5,946
Total	$16,083	$8,238

COVID-19 Pandemic

COVID-19 Pandemic – The novel coronavirus (“COVID-19”), which was categorized by the World Health Organization as a pandemic in March 2020, continues to significantly impact the United States and the rest of the world and has altered the Company’s business environment and the overall working conditions.

Despite partial remote working conditions, the Company’s business activities have continued to operate with minimal interruptions. As of the date of these financials, the Company’s operations are deemed “essential,” largely due to the Company’s business’s support of many important sectors of the economy, including food and beverage, and thus the Company’s facilities are all currently open and operating. The Company continues to monitor the situation.

Management acknowledges the pandemic may adversely affect the Company’s suppliers and could impair its ability to obtain raw material inventory in the quantities or of a quality the Company desires. The Company currently sources most of its raw materials from Italy. Though the Company is not dependent on any single Italian grower for its supply of a certain crop, events (including the pandemic) generally affecting these growers could adversely affect the Company’s business.

If the Company is unable to manage its supply chain effectively and ensure that its products are available to meet consumer demand, operating costs could increase, and sales and profit margins could decrease.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted. The CARES Act, among other things, includes provisions relating to refundable payroll tax credits, deferment of employer side social security payments, net operating loss carryback periods, alternative minimum tax credit refunds, modifications to the net interest deduction limitations, increased limitations on qualified charitable contributions and technical corrections to tax depreciation methods for qualified improvement property. It also appropriated funds for the SBA Paycheck Protection Programs that are forgivable in certain situations to promote continued employment, as well as Economic Injury Disaster Loans to provide liquidity to small businesses harmed by COVID-19. The Company has elected not to apply for a Paycheck Protection Program loan. As of December 31, 2020, the Company has analyzed the provisions of the CARES Act and determined it did not have a material impact on the Company’s financial condition, results of operations or cash flows.

The extent to which this pandemic will adversely impact the Company’s future business, financial condition and results of operations is dependent upon various factors, many of which are highly uncertain and outside the control of the Company. As discussed in Note 3, the Company has available funding from the Transaction to repay some of its debts and further support the Company’s operations.

Earnings per share

Earnings per share. Basic earnings per share is computed by dividing net income available to common stockholders by the weighted-average number of common shares outstanding during the period. The weighted-average number of common shares outstanding during the period includes common stock but is exclusive of certain unvested stock awards that have no economic or participating rights. Diluted earnings per share is computed by dividing the net income by the weighted average number of common shares and common share equivalents outstanding for the period. Common stock equivalents are only included when their effect is dilutive. The Company’s potentially dilutive securities which include outstanding stock options and restricted stock awards under the Company’s equity incentive plan and warrants have been considered in the computation of diluted earnings per share.

For the years ended December 31, 2020 and 2019, basic and diluted net income per share have been retroactively adjusted to reflect the Reverse Recapitalization of the Company described in Note 3.

Warrants

Warrants. Common stock warrants issued in connection with Forum’s Initial Public Offering (“IPO”) and Private Placements are considered detachable freestanding equity-classified instruments and are accounted for separately. Following the Closing of the Transaction, the Units (see Note 16) automatically separated into the component securities and began trading under the symbols “TTCF” and “TTCFW,” respectively.

The Company assesses whether warrants issued require accounting as derivatives. The Company determined that the warrants were (1) indexed to the Company’s own stock and (2) classified in stockholders’ equity in accordance with Financial Accounting Standards Board (“FASB”) ASC Topic 815, Derivatives and Hedging. As such the Company has concluded the warrants meet the scope exception for determining whether the instruments require accounting as derivatives and should be classified in stockholders’ equity. The proceeds from the issuance of the warrants were allocated between the base equity instrument and the warrants based on their relative fair values.